UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 13, 2025
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ATI Physical Therapy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39439 (Commission File Number)	85-1408039 (I.R.S. Employer Identification Number)
2001 Butterfield Rd., Suite 1600 Downers Grove, IL 60515
(Address of principal executive offices and zip code)
(630) 296-2223
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered(1)(2)
Class A common stock, par value $0.0001	ATIP	NONE
Redeemable Warrants, exercisable for Class A common stock at an exercise price of $575.00 per share	ATIPW	NONE
(1) On December 3, 2024, the New York Stock Exchange (the “NYSE”) delisted from trading the Class A Common Stock (the “Common Stock”). Further, on December 4, 2024, the NYSE filed a Form 25 to deregister the Common Stock, which form will be effective on March 4, 2025. The Common Stock currently trades on the OTC Pink Sheets under the ticker “ATIP.”
(2) The warrants currently trade on the OTC Pink Sheets under the ticker “ATIPW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, Mr. Joseph Jordan resigned from his position as the Chief Financial Officer of ATI Physical Therapy, Inc. (the “Company”), effective as of the end of business on January 10, 2025.

Effective January 13, 2025, Mr. Scott Rundell, Vice President of Finance, has been appointed to serve as interim Chief Financial Officer (Interim CFO) of the Company. Mr. Rundell, age 39, has served as the Company’s Vice President of Finance since October 2021, and previously served as the Company’s Senior Director Analytics and Operations Finance since February 2021 and Director of Finance and Operations since March 2018. There is no arrangement or understanding between Mr. Rundell and any other person pursuant to which Mr. Rundell was selected as Interim CFO, and there are no family relationships between Mr. Rundell and any of the Company’s directors or executive officers. There are no transactions involving Mr. Rundell that would require disclosure pursuant to Item 404(a) of Regulation S-K. At this time Mr. Rundell’s compensation arrangements with the Company will not change in connection with his appointment as Interim CFO, other than being eligible for a monthly bonus in the amount of $18,125 for a period up to four months from the date of appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of January, 2025.

ATI PHYSICAL THERAPY, INC.

By:	/s/ Sharon Vitti
Name:	Sharon Vitti
Title:	Chief Executive Officer